[EMC Logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
EMC Mortgage Corporation ("EMC"), as Master Servicer is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report included the asset-backed securities transactions for which EMC Mortgage Corporation acted as Master Servicer involving residential mortgage loans that were completed on or after January 1, 2006, and that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 in the following securitizations: BSABS 2007-AC1, BSABS 2007- AC2, BSABS 2007-AC3, BSABS 2007-AC4,
BSABS 2007-AC5, BSABS 2007-AC6, BSABS 2007-HE6, BSABS 2007-HE7, BSABS 2007-SD1, BSARM 2007-
1, BSARM 2007-3, BSARM 2007-4, BSARM 2007-5, IMPAC 2006-SD1, PRIME 2007-1, PRIME 2007-2, and
PRIME 2007-3 (the "Platform");
2.
Except as set forth in paragraph 3 below, EMC Mortgage Corporation as Master Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
3.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to EMC
Mortgage Corporation based on the activities it performs directly, with respect to the Platform as:
The following activity is not a requirement of the transaction agreements:
1122(d)(1)(iii)
The following activities are not a requirement of the Master Servicer pursuant to the transaction agreements as described in Appendix A:
1122(d)(1)(ii)
1122(d)(2)(vi)
1122(d)(3)(i)(c)
1122(d)(4)(i)
1122(d)(4)(ii)
1122(d)(4)(iii)
1122(d)(4)(iv)
1122(d)(4)(v)
1122(d)(4)(viii)
1122(d)(4)(ix)
1122(d)(4)(x)
1122(d)(4)(xi)
1122(d)(4)(xii)
1122(d)(4)(xiii)
1122(d)(4)(xv)
4.
EMC Mortgage Corporation, as Master Servicer, has complied in all material respects with the applicable servicing criteria as of December 31, 2007, and for the Reporting Period with respect to the Platform taken as a whole;
5. Deloitte & Touche LLP, a registered public accounting firm, has issued an attestation report on EMC's assessment of compliance with the applicable servicing criteria for the Reporting Period.
March 14
,
2008

/s/ Mark T. Novachek
Mark T. Novachek
Senior Vice President

/s/ Michelle Viner
Michelle Viner
Manager Vice President
[EMC Logo]
Appendix A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is the
Responsible Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s) or
vendor(s)
retained by EMC
as Master
Servicer
General Servicing Consideration
1122(d)(1)(i)
Polices and procedures are
instituted to monitor any
performance or other triggers
and events of default in
accordance with the
transaction agreements.
X
1122(d)(1)(ii)
If any material servicing
activities are outsourced to
third parties, policies and
procedures are instituted to
monitor the third party's
performance and compliance
with such servicing activities.
X
(EMC Master
Servicing does not
outsource
1122(d)(1)(iii)
Any requirements in the
transaction agreements to
maintain a back-up servicer for
the mortgage loans are
maintained.
X
(Not a requirement of
the transaction
documents)
1122(d)(1)(iv)
A fidelity bond and errors and
omissions policy is in effect on
the party participating in the
servicing function throughout
the reporting period in the
amount of coverage required
by and otherwise in
accordance with the terms of
the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on [pool assets] are
deposited into the appropriate
custodial bank accounts and
related bank clearing accounts
no more than two business
days following receipt, or such
other number of days specified
in the transaction agreements.
X
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is the
Responsible Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s) or
vendor(s)
retained by EMC
as Master
Servicer
1122(d)(2)(ii)
Disbursements made via wire
transfer on behalf of an obligor
or to an investor are made only
by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or
guarantees regarding
collections, cash flows or
distributions, and any interest
or other fees charged for such
advances, are made, reviewed
and approved as specified in
the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the
transaction, such as cash
reserve accounts or accounts
established as a form of
overcollateralization are
separately maintained (e.g.
with respect to commingling of
cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is
maintained at a federally
insured depository institution
as set forth in the transaction
agreements. For purposes of
this criterion, "federally insured
depository institutions" with
respect to a foreign financial
institution means a foreign
financial that meets the
requirements of Rule 13k-
1(b)(1) of the Securities
Exchange Act.
X
1122(d)(2)(vi)
Un-issued checks are
safeguarded so as to prevent
unauthorized access.
X
(EMC Master
Servicing does not
issue checks)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is
the
Responsible
Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s)
o
r
vendor(s)
retained by EMC
as Master
Servicer
1122(d)(2)(vii)
Reconciliations are prepared
on a monthly basis for all
asset-backed securities related
bank accounts, including
custodial accounts and related
bank clearing accounts.
These reconciliations are (A)
mathematically accurate; (B)
prepared within 30 calendar
days after the bank statement
cutoff date, or such other
number of days specified in
the transaction agreements;
(C) reviewed and approved by
someone other than the
person who prepared the
reconciliation; items are
resolved within 90 calendar
days of their original
identification, or such other
number of days specified in
the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including
those to be filed with the
Commission, are maintained in
accordance with the
transaction agreements and
applicable Commission
requirements. Specifically,
such reports (A) are prepared
in accordance with timeframes
and other terms set forth in the
transaction agreements; (B)
provide in formation calculated
in accordance with the terms
specified in the transaction
agreements: (C) are filed with
the Commission as required by
its rules and regulations; and
(D) agree with investors' or the
trustee's records as to the total
unpaid principal balance and
number of mortgage loans
serviced by the Servicer.
X (Re: Item
C; EMC
Master
Servicing is
not
responsible
for filing with
the
Commission)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is the
Responsible Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s) or
vendor(s)
retained by EMC
as Master
Servicer
1122(d)(3)(ii)
Amounts due to investors are
allocated and remitted in
accordance with timeframes,
distribution priority and other
terms set forth in the
transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an
investor are posted within two
business days to the Servicer's
investor records, or such other
number of days specified in
the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors
per the investor reports agree
with cancelled checks, or other
form of payment, or custodial
bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on
mortgage loans is maintained
as required by the transaction
agreements or related
mortgage loan documents.
X
(This is a
requirement of the
Primary Servicers
and Custodians)
1122(d)(4)(ii)
Mortgage loan and related
documents are safeguarded as
required by the transaction
agreements.
X
(This is a
requirement of the
Primary Servicers
and Custodians)
1122(d)(4)(iii)
Any additions, removals or
substitutions to the asset pool
are made, reviewed and
approved in accordance with
any conditions or requirements
in the transaction agreements.
X
(This is a
requirement of the
Primary Servicers
and Trustee)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is
the
Responsible
Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s) or
vendor(s)
retained by EMC
as Master
Servicer
1122(d)(4)(iv)
Payments on mortgage loans,
including any payoffs, made in
accordance with the related
mortgage loan documents are
posted to the Servicer's obligor
records maintained no more
than two business days after
receipt, or such other number
of days specified in the
transaction agreements, and
allocated to principal, interest
or other items (e.g., escrow) in
accordance with the related
mortgage loan documents.
X
(This is a
requirement of the
Primary Servicers)
1122(d)(4)(v)
The Servicer's records
regarding the mortgage loans
agree with the Servicer's
records with respect to an
obligor's unpaid principal
balance.
X
(This is a
requirement of the
Primary Servicers)
1122(d)(4)(vi)
Changes with respect to the
terms or status of an obligor's
mortgage loans (e.g., loan
modifications or re-agings) are
made reviewed and approved
by authorized personnel in
accordance with the
transaction agreements and
related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery
actions (e.g., forbearance
plans, modifications and deed
in lieu of foreclosure,
foreclosures and
repossessions, as applicable)
are initiated, conducted and
concluded in accordance with
the timeframes or other
requirements established by
the transaction agreements.
X
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is the
Responsible Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s) or
vendor(s)
retained by EMC
as Master
Servicer
1122(d)(4)(viii)
Records documenting
collection efforts are
maintained during the period a
mortgage loan is delinquent in
accordance with the
transaction agreements. Such
records are maintained on a
least a monthly basis, or such
other period specified in the
transaction agreements, and
describe the entity's activities
in monitoring delinquent
mortgage loans including, for
example, phone calls, letters
and payment rescheduling
plans in cases where
delinquency is deemed
temporary (e.g., illness or
unemployment).
X
(This is a
requirement of the
Primary Servicers)
1122(d)(4)(ix)
Adjustments to interest rates
or rates of return for mortgage
loans with variable rates are
computed based on the related
mortgage loan documents
X
(This is a
requirement of the
Primary Servicers)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is the
Responsible Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s) or
vendor(s)
retained by EMC
as Master
Servicer
1122(d)(4)(x)
Regarding any funds held in
trust for an obligor (such as
escrow accounts): (A) such
funds are analyzed, in
accordance with the obligor's
mortgage loan documents, on
a least an annual basis, or
such other period specified n
the transaction agreements;
(B) interest on such funds is
paid, or credited, to obligors in
accordance with applicable
mortgage loan documents and
state laws; and (C) such funds
are returned to the obligor
within 30 calendar days of full
repayment of the related
mortgage loans, or such other
number of days specified in
the transaction agreements.
X
(This is a
requirement of the
Primary Servicers)
1122(d)(4)(xi)
Payments made on behalf of
an obligor (such as tax or
insurance payments) are made
on or before the related
penalty or expiration dates, as
indicated on the appropriate
bills or notices for such
payments, provided that such
support has been received by
the servicer at least 30
calendar days prior to these
dates, or such other number of
days specified in the
transaction agreements.
X
(This is a
requirement of the
Primary Servicers)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference Criteria
Performed
Directly
By
EMC as
Master
Servicer
Performed by
Vendor(s) for
which EMC is the
Responsible Party
Performed by
Sub-Servicer(s)
or Vendor(s) for
which EMC is
NOT the
Responsible
Party
NOT performed
by EMC as
Master Servicer
or by
subservicer(s) or
vendor(s)
retained by EMC
as Master
Servicer
1122(d)(4)(xii)
Any late payment penalties in
connection with any payment
to be made on behalf of an
obligor are paid from the
Servicer's funds and not
charged to the obligor, unless
the late payment was due to
the obligor's error or omission.
X
(This is a
requirement of the
Primary Servicers)
1122(d)(4)(xiii)
Disbursements made on
behalf of an obligor are posted
within two business days to the
obligor's records maintained
by the Servicer, or such other
numbers of days specified in
the transaction agreements.
X
(This is a
requirement of the
Primary Servicers)
1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectible accounts are
recognized and recorded in
accordance with the
transaction agreements.
X
1122(d)(4)(xv)
Any External enhancement or
other support, identified in Item
1114(a)(1) through (3) or Item
1115 of Regulation AB, is
maintained as set forth in the
transaction agreements.
X
(This is a
requirement of the
Primary Servicers
and Trustee)